SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

ELI LILLY AND COMPANY

(Exact name of registrant as specified in its charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lilly Corporate Center Indianapolis, Indiana		46285
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 276-2000

No Change

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Press Release dated 10/22/03

Item 12. Results of Operations and Financial Condition.

On October 22, 2003, Eli Lilly and Company (the “registrant” or “company”) issued a press release announcing its results of operations for the quarter and nine-month period ended September 30, 2003, including, among other things, an income statement for those periods and a consolidated balance sheet as of September 30, 2003. In addition, on the same day the company will hold a teleconference for analysts and media to discuss these results. The teleconference will be web cast on the company’s web site. The press release and related financial statements are attached to this Form 8-K as Exhibit 99.

The company uses non-GAAP financial measures, such as adjusted (or “normalized”) net income and diluted earnings per share. Non-GAAP financial measures differ from financial statements reported in conformity to U.S. generally accepted accounting principles (“GAAP”). There are no non-GAAP financial measures applied to the results for the third quarter of 2003. However, there are non-GAAP financial measures used in comparing earnings and earnings per share for the third quarter of 2003 to the third quarter of 2002. Those measures are earnings (and earnings per share) excluding the impact of certain in-process research and development charges incurred in the third quarter of 2002. Those adjustments are more fully described in the company’s Form 10-Q for the quarter ended September 30, 2002.

For the nine month period ended September 30, 2003, the non-GAAP measures used are earnings (and earnings per share) excluding the impact of restructuring, asset impairments, and other special charges that occurred in the first quarter of 2003, as described in more detail in the company’s Form 8-K dated April 22, 2003. Comparisons to the nine month period for 2002 exclude both the first quarter 2003 charges and the third quarter 2002 charges described above.

The items that are subject to the adjustments may be highly variable, difficult to predict, and of a size that could have substantial impact on the company’s reported operations for a period. Management believes that these non-GAAP measures provide useful information to investors. Among other things, they may help investors evaluate the company’s ongoing operations period over period and identify operating trends that could otherwise be masked or distorted by the excluded items. Management uses these measures internally to evaluate the performance of the business, including to allocate resources and to evaluate results relative to incentive compensation targets.

Investors should consider these non-GAAP measures in addition to, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. For the reasons described above for use of non-GAAP measures, the company’s earnings guidance is subject to adjustment for certain matters, such as those identified above, as to which prospective quantification generally is not feasible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY (Registrant)

	By:	/s/ CHARLES E. GOLDEN

Name: Charles E. Golden Title: Executive Vice President and Chief Financial Officer

Dated: October 22, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit

99	Press release dated October 22, 2003, together with related attachments.